UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

January 5, 2012

(Date of Report)

Plandai Biotechnology, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-51206	20-1389815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2226 Eastlake Avenue East #156, Seattle, WA 98102

(Address of principal executive offices)

Registrant's telephone number, including area code: (206) 380-7145

Diamond Ranch Foods, Ltd.
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.03

AMENDMENT TO ARTICLES OF INCORPORATION

On November 21, 2011, Registrant filed an Amendment to the Articles of Incorporation with the Nevada Secretary of State, the purpose of which was to change the name of the company to Plandai Biotechnology, Inc.  The Amendment was approved by the unanimous vote of the Board of Directors and received the majority written consent of shareholders.  A copy of the filed amendment was filed as Exhibit 5.03 to the Company's Current Report of Form 8-K filed on November 23, 2011.

ITEM 8.01

OTHER EVENTS

On January 5, 2012, Registrant was given a new ticker symbol as a result of the name change referenced in Item 5.03 and has begun trading thereunder.  The new ticker symbol is “PLPL” and Registrant currently trades on the OTCBB exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 9, 2012

PLANDAI BIOTECHNOLOGY, INC. By: /s/ Roger Duffield Roger Duffield Chief Executive Officer